STATUTORY WARRANTY DEED

Grantor: BOARD OF TRADE CENTER, L.L.C., A Kansas limited liabity company, formerly known as GRW Company, a Kansas General Partnership

Coinveys and Warrants to CYBERBOTANICAL, INC., a Nevada corporation

The following described premises, to-wit:

Lots 2, 4, and 6, on Market Street, in Breiffenstein's Addition to the City of Wichita, Sedgwick County, Kansas, together with the West Half of the vacated alley adjoining said Lots on the east.


For the sum of One Dollar and other good and valuable consideration.

Subject to:  EASEMENTS OF RECORD.

Dated this 31st day August, 2000

BOARD OF TRADE CENTER, L.L.C.

/S/ John G. Worth                               /s/ Charles W. Wurth
---------------------------                     -----------------------
JOHN G. WORTH, MEMBER                           CHARLES W. WURTH, MEMBER


/S/ Donald D. Wurth                             /s/ John S. Ranson
--------------------------                      -----------------------
DONALD D. WURTH, MEMBER                         JOHN S. RANSON, MEMBER


                                                /s/ Marc W. Colby
                                                -----------------------
                                                MARC W. COLBY, MEMBER

STATE OF KANSAS, SEDGWICK COUNTY} ss.

This instrument was acknowledged before me on August 31, 2000 by JOHN G. WURTH, CHARLES W. WURTH, DONALD D. WURTH, JOHN S. RANSON AND MARC W. COLBY, BEING ALL OF THE MEMBERS OF Board of Trade Center, L.L.C., a Kansas limited liability company formerly known as GRW Company, a Kansas General Partnership, for and on behalf of said limited liability company.


              [Notary Seal of
                Carol Shepard                          /s/ Carol Shepherd
               State of Kansas]                        -------------------
                                                        NOTARY PUBLIC
My Term Expires: 11-11-2002


          [Letterhead of The Security Abstract & Title Company, Inc.]


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